UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 8, 2008

                SYMBOLLON PHARMACEUTICALS, INC.               .
(Exact name of Registrant as specified in its charter)

Delaware	0-22872	36-3463683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 Loring Drive, Framingham, Massachusetts 01702.
                 (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:

                  (508) 620-7676                   .

                       Not Applicable                         .

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 8, 2008, Symbollon Pharmaceuticals, Inc. signed a sale/license agreement with BioCide Pharma, Inc. covering upper respiratory tract products based on Symbollon’s proprietary iodine-based technology.  Under the agreement, Symbollon will transfer ownership of its patent application covering use of its technology in the upper respiratory tract.  As partial consideration under the agreement, Symbollon will receive an equity position in BioCide equal to 50% ownership of the company.

Under the terms of the agreement, BioCide will receive ownership of Symbollon’s patent application covering use of its technology in the upper respiratory tract and obtain an exclusive license to Symbollon’s other iodine-based technology for use in the field.  As partial consideration for the transfer, BioCide issued 625,000 shares of its common stock which represents 50% of BioCide’s outstanding equity.  Additionally, BioCide agreed to assume all of Symbollon’s outstanding patent fees and expenses (approximately $18,000) related to the patent application.  Under the agreement, BioCide is required to raise $250,000 in equity during 2009 and an aggregate of $1,250,000 by the end of 2010.  So long as Symbollon retains at least a 10% ownership position in BioCide, it has the right to appoint one member of the BioCide’s board of directors.  James Richards, a director of Symbollon, and Paul Desjourdy, an officer and director of Symbollon, own the remaining outstanding equity of BioCide.  Messrs. Richards and Desjourdy are also officers and directors of BioCide.  As part of the transaction, Mr. Richards agreed to loan BioCide $50,000 in order for BioCide to cover currently due patent prosecution expenses related to the transferred patent application.

Item 9.01                                Financial Statements and Exhibits

(d)           Exhibits.

99.1	Press Release dated December 10, 2008
99.2	Sale/License Agreement dated December 8, 2008 between Symbollon Pharmaceuticals, Inc. and BioCide Pharma, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2008

SYMBOLLON PHARMACEUTICALS, INC.

By:   /s/ Paul C. Desjourdy
Paul C. Desjourdy
Chief Executive Officer, President, and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Press Release dated December 10, 2008
99.2	Sale/License Agreement dated December 8, 2008 between Symbollon Pharmaceuticals, Inc. and BioCide Pharma, Inc.

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